Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                VA Growth and Income Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	18
Fund at a Glance	3	Statement of Operations	19
Portfolio Manager Interview	4	Statement of Changes in Net Assets	20
Financial Highlights	7	Notes to Financial Statements	22
Schedule of Investments	8

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements.

Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Fund at a Glance as of June 30,  2001

“We believe the economy should
begin to show signs of
strengthening during the second
half of the year and we think many
stocks should gain in value as
investors anticipate a revived
economy.”

Portfolio
Management

Irene D. O’Neill, CFA Tenure: September 1999	Philip M. Foreman, CFA, CFP Tenure: January 1999

PERFORMANCE AND RETURNS1

Portfolio Inception Date:	3/1/1996

6 month return	–6.05%

Average Annual Returns

1 year	–4.35%

5 years	11.72%

Since Portfolio Inception	12.39%

6-month capital gain distributions per share	$0.19

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Growth and Income Fund1 versus a similar investment in the Standard & Poor’s 400 Mid-Cap Index (S&P 400) and the Consumer Price Index (CPI).

The S&P 400 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Growth and Income Fund had a total return of –6.05% for the six-month period ended June 30, 2001. During the same six-month period, the Standard & Poor’s 400 Mid-Cap Index returned 0.97%.

Portfolio
Characteristics

(As of 6/30/2001)

Total Net Assets	$76,852,522

Number of Holdings	234

P/E Ratio	24.0x

What factors influenced performance?

Most stocks continued to slump in value during the first three months of 2001, but many improved in performance during the latter half of the six-month period. Most major stock indices posted negative returns for the six months as economic growth slowed and many corporations reported disappointing earnings. Toward the end of the period, however, the stock market began to discount—or anticipate—that economic growth would accelerate and corporate earnings would rebound late in 2001. As a result, some sectors began to show improved performance. Small-company and financial services stocks began to perform well, as did the stocks of many companies whose fortunes tend to rise and fall with movements in the economic cycle.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Financials	22.9%

Consumer Discretionary	18.4%

Information Technology	16.0%

Industrials	13.4%

Healthcare	8.7%

What were your principal strategies during the period?

Our long-term strategy is to buy securities of good businesses and buy them when they are on sale—when they are selling at relatively low prices. Early in the six-month period, the stock market was discounting the effects of a slowdown in economic growth. As a result, we were able to find stocks of many economically sensitive companies that were selling at attractive prices. About half the fund’s assets were invested in small- and mid-sized companies, and we also looked for opportunities in banks, money managers, consumer discretionary, media companies and leisure time companies. We perceived that because investors were anticipating an economic slump, many good companies offered attractive values and should start to show improved performance as the economy eventually strengthened. We were not as enthusiastic about stocks in industries such as energy and health care, which had been performing well when investors were anticipating the economic slowdown. We believed that when evidence of an economic rebound started to appear, investors would begin to take money out of the traditionally defensive sectors. We also de-emphasized companies with international exposure, particularly capital goods companies selling overseas, as we were less confident about an economic revival outside the U.S.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Portfolio Manager Interview

Among the companies in which we invested was Brunswick, a leisure time company with divisions involved in boating, gym equipment and bowling. The company is benefiting from improved management focus and a re-structuring program yet its stock price was low because of fears about an economic slowdown and its effect on leisure-time industries.

We also invested in Oracle Corp., the leading database management software company, whose stock price had fallen 70% from its one-time high because of the slump in technology. This is a good example of a strong company whose stock was on sale.

Other investments included American Express, the financial services company with a strong charge-card business that had been hurt by rising defaults in its credit card operations and a slowdown in business spending. We think, however, that American Express remains an outstanding business whose earnings should begin to revive in the next year.

What were some of the companies that helped performance?

Consumer discretionary stocks, especially media companies, turned in good performance for the fund as their values began to reflect expectations of strengthening economic growth in the second half of the year. AOL Time-Warner, for example, gained 52% during the six months. Gaylord Entertainment, a smaller media and entertainment company, appreciated about 35%, while Clear Channel Communications, which owns and operates radio stations, rose 30%.

Webster Financial, which operates a thrift company, rose by 18% during the period and was a strong contributor. Another contributor in the finance area was Lehman Brothers, the investment banking firm, which gained 11%.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

Charter Communications, Inc.	2.4%

McGraw-Hill Companies, Inc.	1.7%

Lockheed Martin Corp.	1.7%

General Electric Co.	1.7%

Freddie Mac	1.6%

Microsoft Corp.	1.5%

Washington Mutual, Inc.	1.4%

Exxon Mobil Corp.	1.3%

Mellon Financial Corp.	1.3%

Stilwell Financial, Inc.	1.3%

What were some of the investments that detracted from performance?

Stilwell Financial, an asset management company, was disappointing for the period. Several technology investments also undercut performance in a period in which the technology sector fell out of favor. Among the disappointments were American Tower, Motorola and EMC.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Portfolio Manager Interview

What is your outlook?

We are more optimistic about opportunities than we have been for quite some time. History has shown that the best time to invest in stocks is when the economy is slumping and the Federal Reserve Board is moving aggressively to stimulate growth by lowering short-term interest rates. During the first six months of 2001, the Fed cut rates six different times by a total of 2.75%. At the same time, the Federal government has started to cut tax rates, which should give encouragement to consumers. We believe the economy should begin to show signs of strengthening during the second half of the year and we think many stocks should gain in value as investors anticipate a revived economy.

Despite the difficulties in stock investing during the past twelve months, the outlook looks excellent. We are finding many outstanding companies in which we are able to invest at attractive stock prices.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,

		2000	1999 #	1998 #	1997 #	1996(a) #

Net asset value, beginning of period	$16.46	$17.44	$15.58	$15.29	$11.83	$10.00

Income from investment operations
Net investment income	0.02	0.02	0.07	0.16	0.08	0.06
Net realized and unrealized gains or
losses on securities and foreign
currency related transactions	(1.04)	(0.07)	2.74	0.56	4.01	1.84

Total from investment operations	(1.02)	(0.05)	2.81	0.72	4.09	1.90

Distributions to shareholders from
Net investment income	0	(0.02)	(0.06)	(0.13)	(0.07)	(0.06)
Net realized gains	(0.19)	(0.91)	(0.89)	(0.30)	(0.56)	(0.01)

Total distributions	(0.19)	(0.93)	(0.95)	(0.43)	(0.63)	(0.07)

Net asset value, end of period	$15.25	$16.46	$17.44	$15.58	$15.29	$11.83

Total return*	(6.05%)	(0.30%)	18.57%	4.77%	34.66%	19.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$76,853	$85,645	$84,067	$60,576	$31,088	$14,484
Ratios to average net assets
Expenses‡	0.93%†	1.01%	1.01%	1.01%	1.01%	1.00%†
Net investment income	0.30%†	0.10%	0.44%	1.02%	0.59%	1.00%†
Portfolio turnover rate	12%	53%	66%	13%	18%	2%

(a)	For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–96.6%
CONSUMER DISCRETIONARY–17.5%
Auto Components–0.2%
Johnson Controls, Inc.	1,900	$137,693

Automobiles–0.4%
Ford Motor Co.	3,700	90,835
Toyota Motor Co.	3,400	239,530

		330,365

Hotels, Restaurants & Leisure–0.6%
Carnival Corp., Class A	13,500	414,450
Hilton Hotels Corp.	4,000	46,400

		460,850

Household Durables–2.2%
Black & Decker Corp.	2,000	78,920
Ethan Allen Interiors, Inc.†	1,500	48,750
Leggett & Platt, Inc.	1,000	22,030
Lennar Corp.†	10,413	434,222
Mohawk Industries, Inc.*†	10,500	369,600
Sony Corp.	7,500	493,500
Toll Brothers, Inc.*†	7,100	279,101

		1,726,123

Leisure Equipment & Products–0.3%
Brunswick Corp.	8,000	192,240
Eastman Kodak Co.	1,300	60,684

		252,924

Media–11.6%
AOL Time Warner, Inc.*	15,000	795,000
Charter Communications, Inc.* †	78,000	1,821,300
Clear Channel Communications, Inc.*	6,129	384,288
Echostar Communications Corp., Class A*†	3,000	97,260
Emmis Broadcasting Corp., Class A*	13,900	427,425
Fox Entertainment Group, Inc.*†	16,400	457,560
Gaylord Entertainment Co.*	26,200	754,560
Getty Images, Inc.*	13,200	346,632
Martha Stewart Living Omnimedia, Inc.*†	32,000	739,200
McGraw-Hill Companies, Inc.	19,900	1,316,385
Netratings, Inc.*†	4,800	64,320
New York Times Co., Class A	13,000	546,000
Univision Communications, Inc., Class A*†	13,800	590,364
Viacom, Inc., Class A*	6,400	339,456
Walt Disney Co.	2,000	57,780
Young Broadcasting, Inc., Class A	4,400	147,752

		8,885,282

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER DISCRETIONARY–continued
Multi-line Retail–0.0%
Costco Wholesale Corp.*	250	$10,270
Dollar General Corp.†	200	3,900

		14,170

Specialty Retail–2.0%
Gap, Inc.	100	2,900
Intimate Brands, Inc., Class A†	22,800	343,596
RadioShack Corp.	14,800	451,400
Tiffany & Co.	16,000	579,520
Toys “R” Us, Inc.*	3,300	81,675
Williams Sonoma, Inc.*†	1,000	38,820

		1,497,911

Textiles & Apparel–0.2%
Nike, Inc., Class B	4,000	167,960

CONSUMER STAPLES–1.8%
Personal Products–1.8%
Colgate-Palmolive Co.	6,700	395,233
Estee Lauder Companies, Inc., Class A†	16,200	698,220
Kimberly-Clark Corp.	5,000	279,500

		1,372,953

ENERGY–6.9%
Energy Equipment & Services–1.1%
Halliburton Co.	3,000	106,800
Nabors Industries, Inc.*	2,000	74,400
Petroleum Helicopters, Inc.*	18,000	342,000
Santa Fe International Corp. †	1,000	29,000
Schlumberger, Ltd.	1,900	100,035
Transocean Sedco Forex, Inc.	800	33,000
Weatherford International, Inc.*†	4,100	196,800

		882,035

Oil & Gas–5.8%
BP Amoco Plc, ADR	18,464	920,430
Burlington Resources, Inc.	15,150	605,243
Conoco, Inc., Class B	9,984	288,538
Exxon Mobil Corp.	11,600	1,013,260
Houston Exploration Co.*	8,800	275,000
Kerr-McGee Corp.†	8,090	536,124
Occidental Petroleum Corp.	10,500	279,195
Tosco Corp.	12,000	528,600

		4,446,390

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–22.9%
Banks–9.2%
Astoria Financial Corp.†	7,000	$385,000
Bank United Corp.*	13,700	4,521
Dime Bancorp, Inc.	2,000	74,500
First Tennessee National Corp.	13,000	451,230
Greater Bay Bancorp†	2,300	57,454
Huntington Bancshares, Inc.	900	14,715
Mellon Financial Corp.	22,000	1,012,000
North Fork Bancorp, Inc.†	4,000	124,000
Pacific Century Financial Corp.	21,600	557,064
SouthTrust Corp.	16,200	421,200
State Street Corp.	9,000	445,410
Susquehanna Bancshares, Inc.	6,975	141,941
U.S. Bancorp	10,246	233,506
Washington Mutual, Inc.†	29,365	1,102,656
Webster Financial Corp.	21,500	704,770
Wells Fargo & Co.	16,022	743,902
Wilmington Trust Corp.†	9,200	576,380

		7,050,249

Diversified Financials–8.9%
American Express Co.	2,700	104,760
Bear Stearns Companies, Inc.	4,900	288,953
Citigroup, Inc.	6,333	334,636
Countrywide Credit Industries, Inc.	12,900	591,852
Freddie Mac	17,300	1,211,000
GATX Corp.†	1,000	40,100
Goldman Sachs Group, Inc.†	3,500	300,300
J.P. Morgan Chase & Co.	5,700	254,220
Legg Mason, Inc.†	11,000	547,360
Lehman Brothers Holdings, Inc.	6,000	466,500
Neuberger-Berman, Inc.†	8,500	578,000
Stilwell Financial, Inc.	30,000	1,006,800
T. Rowe Price Group, Inc.	19,500	729,105
Waddell & Reed Financial, Inc., Class A	11,300	358,775

		6,812,361

Insurance–3.4%
AMBAC Financial Group, Inc.	3,950	229,890
American International Group, Inc.	8,014	689,204
Hartford Financial Services Group, Inc.	6,500	444,600
Lincoln National Corp.	4,000	207,000
Progressive Corp.†	5,000	675,950
UnumProvident Corp.	12,100	388,652

		2,635,296

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Real Estate–1.4%
Boston Properties, Inc., REIT	11,000	$449,900
Duke Weeks Realty Corp. REIT	25,460	632,681

		1,082,581

HEALTH CARE–8.7%
Biotechnology–0.8%
Applera Corp.	7,525	201,294
Gilead Sciences, Inc.*†	5,000	290,950
Immunex Corp.*†	2,000	35,500
QLT Phototherapeutics, Inc.*†	4,800	93,984

		621,728

Health Care Equipment & Supplies–1.6%
Apogent Technology, Inc. *	16,600	408,360
Becton Dickinson & Co.	22,000	787,380

		1,195,740

Health Care Providers & Services–0.6%
Cardinal Health, Inc.	3,682	254,058
Caremark Rx, Inc.*†	2,600	42,770
Health Management Associates, Inc., Class A*†	2,500	52,600
Sybron Dental Specialties, Inc.*	5,533	113,371

		462,799

Pharmaceuticals–5.7%
Abbott Laboratories	13,700	657,737
American Home Products Corp.	11,800	689,592
Bristol-Myers Squibb Co.	7,200	376,560
Eli Lilly & Co.	4,000	296,000
Johnson & Johnson Co.†	14,940	747,000
Pfizer, Inc.	23,750	951,187
Pharmacia Corp.	9,700	445,715
Schering-Plough Corp.	5,300	192,072

		4,355,863

INDUSTRIALS–13.4%
Aerospace & Defense–3.3%
Bombardier, Inc., Class B	36,000	540,854
General Dynamics Corp.	9,200	715,852
Lockheed Martin Corp.	35,200	1,304,160

		2,560,866

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Air Freight & Couriers–1.8%
CNF Transportation, Inc.	5,000	$141,250
Expeditors International of Washington, Inc.	12,900	773,987
United Parcel Service, Inc., Class B†	8,500	491,300

		1,406,537

Airlines–0.2%
Continental Airlines, Inc., Class B*†	2,600	128,050

Building Products–0.4%
Masco Corp.	13,000	324,480

Commercial Services & Supplies–3.0%
BARRA, Inc.*	11,550	452,182
Computer Sciences Corp.*	5,800	200,680
Convergys Corp.*	33,000	998,250
Equifax, Inc.	10,000	366,800
Herman Miller, Inc.	5,700	137,940
Robert Half International, Inc.*	4,500	112,005

		2,267,857

Construction & Engineering–0.3%
Jacobs Engineering Group, Inc.*†	3,300	215,259
Spectrasite Holdings, Inc.*†	5,000	36,200

		251,459

Electrical Equipment–0.1%
Emerson Electric Co.	1,900	114,950

Industrial Conglomerates–2.4%
General Electric Co.	26,600	1,296,750
Honeywell International, Inc.	14,950	523,101

		1,819,851

Machinery–0.7%
APW, Ltd.*	7,500	76,125
Caterpillar, Inc.	6,800	340,340
Paccar, Inc.	2,000	102,840

		519,305

Marine–0.2%
Tidewater, Inc.	4,700	177,190

Road & Rail–1.0%
Kansas City Southern Industries, Inc.*	11,500	181,700
Union Pacific Corp.	10,200	560,082

		741,782

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–14.5%
Communications Equipment–3.1%
3Com Corp.*†	20,750	$98,563
American Tower Systems Corp., Class A*†	35,450	732,751
Cisco Systems, Inc.*	20,548	373,974
Corning, Inc.	9,800	163,758
Infospace, Inc.*	34,612	132,910
L-3 Communications Holdings, Inc.*†	3,700	282,310
Lucent Technologies, Inc.	8,000	49,600
Mcdata Corp. Class A*	334	5,862
Motorola, Inc.	24,936	412,940
Nokia Corp., ADR	3,000	66,120
Nortel Networks Corp.	1,800	16,362
Powerwave Technologies, Inc.*	4,000	58,000

		2,393,150

Computers & Peripherals–1.6%
Dell Computer Corp.*	8,100	211,815
EMC Corp.*	12,000	348,600
Hewlett-Packard Co.	1,500	42,900
International Business Machines Corp.	3,000	339,000
Palm, Inc.*	23,360	141,795
Sun Microsystems, Inc.*	6,300	99,036

		1,183,146

Electronic Equipment & Instruments–0.2%
Methode Electronics, Inc., Class A	4,900	42,140
Sanmina Corp.*	1,000	23,410
Stratos Lightwave, Inc.*	9,005	117,065

		182,615

Internet Software & Services–0.5%
Commerce One, Inc.*	9,100	53,144
Real Networks, Inc.*†	24,500	287,875

		341,019

IT Consulting & Services–0.4%
Electronic Data Systems Corp.	5,000	312,500

Semiconductor Equipment & Products–3.8%
Applied Materials, Inc.*	1,900	93,290
Atmel Corp.*	3,000	40,470
Conexant Systems, Inc.*	1,000	8,950
Intel Corp.	18,600	544,050
Jabil Circuit, Inc.*†	12,200	376,492
KLA-Tencor Corp.*†	12,000	701,640
Lattice Semiconductor Corp.*†	2,000	48,800
Micron Technology, Inc.*†	6,700	275,370

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Semiconductor Equipment & Products–continued
Novellus Systems, Inc.*†	2,400	$136,296
Texas Instruments, Inc.	15,550	489,825
Triquint Semiconductor, Inc.*	7,000	157,500
Vitesse Semiconductor Corp.*	3,500	73,640

		2,946,323

Software–4.9%
Adobe Systems, Inc.	10,000	470,000
Intuit, Inc.*	500	19,995
Macromedia, Inc.*	6,100	109,800
Microsoft Corp.*	16,100	1,175,300
National Instruments Corp.*†	12,000	389,400
Network Associates, Inc.*	22,000	273,900
Oracle Systems Corp.*	2,000	38,000
Peregrine Systems, Inc.*†	2,400	69,600
Rational Software Corp.*	11,200	314,160
Veritas Software Corp.*	13,573	903,012

		3,763,167

MATERIALS–5.6%
Chemicals–3.2%
Albemarle Corp.	8,800	203,896
Donaldson, Inc.	30,000	934,500
Engelhard Corp.	22,500	580,275
IMC Global, Inc.†	22,000	224,400
PPG Industries, Inc.	4,800	252,336
Sherwin Williams Co.	3,000	66,600
Sigma-Aldrich Corp.	5,500	212,410

		2,474,417

Construction Materials–0.7%
Elcor Chemical Corp.†	12,600	255,150
Martin Marietta Materials, Inc.†	5,300	262,297

		517,447

Containers & Packaging–0.7%
AptarGroup, Inc.	13,000	421,590
Sealed Air Corp.*†	3,216	119,796

		541,386

Metals & Mining–0.4%
Phelps Dodge Corp.	8,000	332,000

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Paper & Forest Products–0.6%
Deltic Timber Corp.	6,000	$172,800
Rayonier, Inc.	3,500	162,575
Weyerhaeuser Co.	2,100	115,437

		450,812

TELECOMMUNICATION SERVICES–2.5%
Diversified Telecommunication Services–1.7%
AT&T Corp. – Liberty Media Corp., Class A*	13,700	239,613
AT&T Wireless Group*	12,054	197,083
Broadwing, Inc.*	4,700	114,915
Deutsche Telekom AG, ADR†	13,406	300,959
Qwest Communications International, Inc.*	10,585	337,344
SBC Communications, Inc.	1,700	68,102
Williams Communications Group*	1,289	3,803

		1,261,819

Wireless Telecommunications Services–0.8%
Crown Castle International Corp.*†	3,200	52,480
Leap Wireless International, Inc.*†	300	9,090
Nextel Communications, Inc.*†	8,700	152,250
Western Wireless Corp., Class A*	10,000	430,000

		643,820

UTILITIES–2.8%
Electric Utilities–1.4%
Dynegy, Inc., Class A	9,000	418,500
Mirant Corp.*	1,250	43,000
Reliant Resources, Inc.*	200	4,940
UtiliCorp United, Inc. †	19,000	580,450

		1,046,890

Gas Utilities–1.4%
Enron Corp.†	500	24,500
Piedmont Natural Gas Co., Inc.	13,000	461,760
Southwestern Energy Co.*	40,600	497,350
Williams Companies, Inc.	4,000	131,800

		1,115,410

Total Common Stocks		74,209,521

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS–0.6%
CONSUMER DISCRETIONARY–0.3%
Leisure Equipment & Products–0.3%
Tribune Co. (exchangeable for Mattel, Inc. Common Stock),
6.25%, 08/15/2001	11,000	$248,050

MATERIALS–0.2%
Containers & Packaging–0.2%
Sealed Air Corp., Ser. A, $2.00, 04/01/2018	2,850	113,857

TELECOMMUNICATION SERVICES–0.1%
Diversified Telecommunication Services–0.1%
Global Crossing, Ltd.*	1,000	96,000

Total Convertible Preferred Stocks		457,907

PREFERRED STOCKS–0.0%
HEALTH CARE–0.0%
Health Care Equipment & Supplies–0.0%
Fresenius National Medical Care, Inc., Ser. D*	3,500	140

	Principal Amount	Value

CONVERTIBLE DEBENTURES–2.1%
CONSUMER DISCRETIONARY–0.6%
Internet & Catalog Retail–0.2%
Amazon.Com, Inc., 4.75%, 02/01/2009	250,000	$119,375

Media–0.4%
Getty Images, Inc., 5.00%, 03/15/2007*†	400,000	313,500

HEALTH CARE–0.0%
Biotechnology–0.0%
Affymetrix, Inc., 4.75%, 02/15/2007	50,000	32,313

INFORMATION TECHNOLOGY–1.5%
Communications Equipment–0.3%
American Tower Corp., 6.25%, 10/15/2009	100,000	103,000
RF Micro Devices, Inc., 3.75%, 08/15/2005	115,000	101,200

		204,200

Electronic Equipment & Instruments–0.1%
Burr Brown Corp. (exchangeable for Texas Instruments, Inc.
Common Stock), 4.25%, 02/15/2007	40,000	45,900

Internet Software & Services–0.0%
I2 Technologies, Inc., 5.25%, 12/15/2006	25,000	21,937

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

CONVERTIBLE DEBENTURES–continued
INFORMATION TECHNOLOGY–continued
Semiconductor Equipment & Products–0.6%
Triquint Semiconductor, Inc., 4.00%, 03/01/2007 144A	450,000	$320,625
Vitesse Semiconductor Corp., 4.00%, 03/15/2005	200,000	161,750

		482,375

Software–0.5%
Juniper Networks, Inc., 4.75%, 03/15/2007	350,000	252,000
Siebel Systems, Inc., 5.50%, 09/15/2006	50,000	108,125

		360,125

Total Convertible Debentures		1,579,725

SHORT-TERM INVESTMENTS–21.2%
MUTUAL FUND SHARES–21.2%
Evergreen Select Money Market Fund ø	124,267	124,267
Navigator Prime Portfolio‡	16,207,396	16,207,396

Total Short-Term Investments		16,331,663

Total Investments–(cost $90,261,967)–120.5%		92,578,956
Other Assets and Liabilities–(20.5%)		(15,726,434)

Net Assets–100.0%		$76,852,522

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
†	All or a portion of this security is on loan.
‡	Represents investment of cash collateral received for securities on loan.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.
Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$90,261,967
Net unrealized gains on securities	2,316,989

Market value of securities	92,578,956
Receivable for securities sold	426,499
Receivable for Fund shares sold	39,563
Dividends and interest receivable	78,709

Total assets	93,123,727

Liabilities
Payable for securities purchased	24,079
Payable for Fund shares redeemed	20,515
Payable for securities on loan	16,207,396
Advisory fee payable	4,694
Due to other related parties	626
Accrued expenses and other liabilities	13,895

Total liabilities	16,271,205

Net assets	$76,852,522

Net assets represented by
Paid-in capital	$72,902,126
Undistributed net investment income	114,232
Accumulated net realized gains on securities and foreign currency related transactions	1,519,175
Net unrealized gains on securities	2,316,989

Total net assets	$76,852,522

Shares outstanding	5,038,366

Net asset value per share	$15.25

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $1,674)	$402,315
Interest	80,775

Total investment income	483,090

Expenses
Advisory fee	294,895
Administrative services fees	39,319
Transfer agent fee	139
Trustees’ fees and expenses	953
Printing and postage expenses	16,412
Custodian fee	5,998
Professional fees	6,755
Organization expenses	680

Total expenses	365,151
Less: Expense reductions	(1,390)

Net expenses	363,761

Net investment income	119,328

Net realized and unrealized gains or losses on securities
Net realized gains on securities	1,514,063

Net change in unrealized gains or losses on securities	(6,917,694)

Net realized and unrealized losses on securities	(5,403,631)

Net decrease in net assets resulting from operations	$(5,284,303)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$119,328	$84,700
Net realized gains on securities and foreign currency related transactions	1,514,063	3,810,413
Net change in unrealized gains or losses on securities and foreign currency related transactions	(6,917,694)	(4,026,592)

Net decrease in net assets resulting from operations	(5,284,303)	(131,479)

Distributions to shareholders from
Net investment income	0	(87,735)
Net realized gains	(974,114)	(4,509,259)

Total distributions to shareholders	(974,114)	(4,596,994)

Capital share transactions
Proceeds from shares sold	1,413,381	7,153,790
Payment for shares redeemed	(4,921,933)	(5,443,922)
Net asset value of shares issued in reinvestment of distributions	974,114	4,596,993

Net increase (decrease) in net assets resulting from capital share transactions	(2,534,438)	6,306,861

Total increase (decrease) in net assets	(8,792,855)	1,578,388
Net assets
Beginning of period	85,645,377	84,066,989

End of period	$76,852,522	$85,645,377

Undistributed (overdistributed) net investment income	$114,232	$(5,096)

Other Information:
Share increase (decrease)
Shares sold	89,294	429,404
Shares redeemed	(327,726)	(320,794)
Shares issued in reinvestment of distributions	72,050	276,330

Net increase (decrease) in shares	(166,382)	384,940

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Notes to Financial Statements (Unuadited)

1.  ORGANIZATION

The Evergreen VA Growth and Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C.  Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Notes to Financial Statements (Unuadited) (continued)

income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

E.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

G.  Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of June 30, 2001, all organization expenses have been fully amortized.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.75% and declining to 0.70% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $10,875,256 and $13,173,095, respectively, for the six months ended June 30, 2001.

The Fund loaned securities during the six months ended June 30, 2001 to certain brokers. At June 30, 2001, the value of securities on loan and the value of collateral (including accrued interest) amounted to $15,859,915 and $16,207,396, respectively. During the six months ended June 30, 2001, the Fund earned $5,839 in income from securities lending.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $90,261,967. The gross unrealized appreciation and depreciation on securities based on that cost was $13,656,841 and $11,339,852, respectively, with a net unrealized appreciation of $2,316,989.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $1,390 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.00%.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Notes to Financial Statements (Unuadited) (continued)

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

This page left intentionally blank

Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558958 6/01